Exhibit 10.3

STOCK SUBSCRIPTION AGREEMENT

This STOCK SUBSCRIPTION AGREEMENT is made as of the date appearing at the end of this agreement between YzApp International Inc., a Nevada corporation ("the Company"), and the investor whose name and signature appear at the end of this agreement ("the Investor"). In consideration of the mutual promises contained herein and of other good and valuable consideration, the Company and the Investor mutually agree as follows:

1.

The Investor hereby purchases from the Company and the Company hereby sells to the Investor that number of shares of the Series A Voting Convertible Preferred Stock of the Company set forth at the end of this agreement ("the Securities") for an aggregate purchase price of $375,000, upon the terms of payment also set forth at the end of this agreement.

2.

The Investor hereby represents and warrants as follows:

a.

The Investor has had reasonable access to all information that the Investor deems material to the Investor's decision to make this investment, and has been provided with satisfactory answers from the Company to any questions that the Investor has had concerning the Company or this offering.

b.

The Investor is acquiring the Securities solely for the Investor's own account, not as a nominee or agent and without any view to subsequent resale, transfer or distribution of the Securities to others and has no present intention of selling, granting any participation in or otherwise distributing the Securities.

c.

The Investor understands that the Securities have not been registered under the Securities Act of 1933 or under the securities laws of any state and, therefore, cannot be resold unless any exemption from registration is available and that the Securities may be "restricted securities" as that term is defined in SEC Rule 144.

d.

The Investor understands that the offer and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended and exempt from registration under any state law.

e.

Further, the Investor understands that the Company is a "shell" company within the definition of the Rule 12b-25 of the Securities Exchange Act of 1934, as amended, and accordingly, is presently unable to sell the Securities under the "safe harbor" provisions of SEC Rule 144.

f.

The Investor is an "accredited investor" as that term is defined in SEC Rule 501(a), is able to bear the economic risks of this investment for an indefinite period of time, could afford a complete loss of this investment and considers the Investor to be capable of evaluating this investment on the basis of prior business and investment experience and consultation with such independence advisors as the Investor has consulted.

3.

The Investor agrees not to sell, transfer or otherwise distribute the Securities (a) without giving the Company thirty (30) days' advance written notice and (b) unless the Securities are subsequently registered under the Securities Act of 1933 and any applicable state securities laws or unless an exemption under applicable law is available for such sale, transfer or distribution.

4.

The Investor hereby indemnifies and agrees to hold harmless the Company and the Company's officers, directors and agents against any and all loss, liability, claim, damage and expense arising out of any breach by the Investor of any representation, warranty or covenant contained in this Agreement.

5.

In the event the Company proposes to file a registration statement under the Securities Act of 1933 with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 or Form S-4 (or any successor form) or any other registration statement relating solely to employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 (or any successor provision) under the Securities Act of 1933 applies or an offering of securities solely to the Company's existing shareholders), then the Company shall in each case give written notice of such proposed filing to the Investor as soon as practicable (but no later than 20 business days) before the anticipated filing date, and such notice shall offer the Investor the opportunity to register such number of Securities as the Investor may request. The Investor desiring to have Securities included in such registration statement shall so advise the Company in writing within 10 business days after the date on which the Company's notice is so given, setting forth the number of shares of Securities for which registration is requested. If as a result of the Investor's election to register the Securities, the total amount of securities to be registered exceed the limit imposed by Rule 415, then the number of shares of Securities to be registered and offered for the account of the Investor shall be reduced pro rata on the basis of the number of Securities requested by such Investor to be registered and offered to the extent necessary to reduce the total amount of securities to be included in the registration statement to an amount that falls within the limits of Rule 415 (provided that if securities are being registered and offered for the account of other persons or entities in addition to the Company, such reduction shall not be proportionally greater than any similar reductions imposed on such other persons or entities). If the Company's offering is to be an underwritten offering, the Company shall, subject to the further provisions of this Agreement, use its reasonable best efforts to cause the managing underwriter or underwriters to permit the Investor to include such Securities in such offering on the same terms and conditions as any similar securities of the Company included therein. The right of the Investor to registration in connection with an underwritten offering by the Company shall, unless the Company otherwise assents, be conditioned upon such Investor's participation as a seller in such underwritten offering and its execution of an underwriting agreement with the managing underwriter or underwriters selected by the Company. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a written opinion to the Company that either because of (a) the kind of securities that the Company, the Investor and any other persons or entities intend to include in such offering or (b) the size of the offering that the Company, the Investor and any other persons or entities intend to make, the success of the offering would be materially and adversely affected by inclusion of the Securities requested to be included, then (i) in the event that the size of the offering is the basis of such managing underwriter's opinion, the number of shares of Securities to be registered and offered for the account of the Investor shall be reduced pro rata on the basis of the number of Securities requested by such Investor to be registered and offered to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters (provided that if securities are being registered and offered for the account of other persons or entities in addition to the Company, such reduction shall not be proportionally greater than any similar reductions imposed on such other persons or entities) and (ii) in the event that the combination of securities to be offered is the basis of such managing underwriters opinion, (x) the Securities to be included in such registration and offering shall be reduced as described in clause (i) above or (y) if such actions would, in the reasonable judgment of the managing underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Securities requested to be included would have on such offering, such Securities will be excluded entirely from such registration and offering. Any Securities excluded from an underwriting shall, if applicable, be withdrawn from registration and shall not, without the consent of the Company, be transferred in a public distribution prior to the earlier of ninety (90) days (or such other shorter period of time as the managing underwriter may require) after the effective date of the registration statement or ninety (90) days after the date the Investor is notified of such exclusion.

6.

All Registration Expenses (as defined herein) will be borne by the Company. Underwriting discounts and commissions applicable to the sale of Securities shall be borne by the Investor to which such discount or commission relates, and the Investor shall be responsible for the fees and expenses of any legal counsel, accountants or other agents retained by the Investor and all other out-of-pocket expenses incurred by such Investor in connection with any registration under this Agreement. As used herein, the term Registration Expenses means all expenses incident to the Company's performance of or compliance with this Agreement (whether or not the registration in connection with which such expenses are incurred ultimately becomes effective), including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Securities), rating agency fees, printing expenses, the fees and expenses incurred in connection with the listing or admission for quotation of the Securities to be registered an any securities exchange or quotation system and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or comfort letters required by or incident to such performance), securities act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special expert retained by the Company in connection with such registration and the fees and expenses of other persons retained by the Company.

7.

This Agreement shall be interpreted, construed and enforced and its construction and performance shall be governed by the laws of the State of New York without regard to principles of conflicts of laws, except to the extent that Federal law may apply. Any dispute shall be subject to the jurisdiction of the courts of New York, New York and the parties agree to subject themselves to the jurisdiction of the courts in New York county, New York.

IN WITNESS WHEREOF, the Company and the Investor have duly executed this Agreement as of the date set forth below.

December 23, 2008	Tan Zhen Investment Limited
Date	Investor's Name

/s/ Yi Li
Investor's Social Security #	Investor's Signature

YZAPP INTERNATIONAL INC.

/s/ Eugene M. Weiss
President

Purchase Price:
Number of Securities Purchased: 20,168
Terms of Purchase: Delivery of Securities to be made
upon payment in full of the purchase price